UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K/A
__________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 30, 2019
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THE HOME DEPOT, INC.
(Exact Name of Registrant as Specified in Charter)
 __________________

Delaware	1-8207	95-3261426
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2455 Paces Ferry Road, Atlanta, Georgia 30339
(Address of Principal Executive Offices) (Zip Code)
(770) 433-8211
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
 __________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.05 Par Value Per Share	HD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The Home Depot, Inc. (the "Company") is filing this amendment to its Current Report on Form 8-K filed on April 30, 2019, which reported the promotion of Richard McPhail, Senior Vice President, Finance Control and Administration, to the position of Executive Vice President and Chief Financial Officer of the Company, effective September 1, 2019, and the retirement of current Executive Vice President – Corporate Services and Chief Financial Officer Carol Tomé, effective August 31. 2019. On May 22, 2019, the Leadership Development and Compensation Committee of the Board of Directors of the Company (the "LDC Committee") approved the compensation for Mr. McPhail in his new role.

In connection with his promotion, Mr. McPhail's new annual base salary will be $700,000, effective September 1, 2019, and his new annual incentive target under the Company’s Management Incentive Plan ("MIP") will be 100% of base salary. For fiscal 2019, the amount of his annual incentive award will be determined using the applicable target percentage for the portion of the year that he served in each of the roles he held during the fiscal year, subject in each case to performance against the pre-established performance goals set by the LDC Committee in early fiscal 2019. Mr. McPhail is also eligible for an annual equity incentive award, consisting of a mix of performance shares, performance-based restricted stock, and stock options, with a value to be determined by the LDC Committee in early 2020. In addition, in connection with his promotion, Mr. McPhail will be granted an award of restricted shares having a value of $250,000 and an award of stock options having a value of $250,000 at the next regularly scheduled meeting of the LDC Committee after the effective date of his promotion. The shares of restricted stock will vest 50% after each of the 30- and 60-month anniversaries of the grant date, and the stock options will vest and become exercisable on each of the second, third, fourth and fifth anniversaries of the grant date, in each case subject to Mr. McPhail's continued employment through the applicable vesting dates. Mr. McPhail will also be subject to certain non-competition and non-solicitation restrictions for 18 and 24 months following any termination of employment, respectively, as well as certain confidentiality restrictions that apply indefinitely.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HOME DEPOT, INC.

By:	/s/ Teresa Wynn Roseborough
Name:	Teresa Wynn Roseborough
Title:	Executive Vice President, General Counsel & Corporate Secretary
Date: May 29, 2019

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